Exhibit 10.1

[***] Certain information in this document has been omitted from this exhibit because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

CONFIDENTIAL

Amendment No. 1 to Collaboration and License Agreement

This Amendment No. 1 (this “Amendment”), dated as of June 5, 2023 (“Amendment Effective Date”), between Blueprint Medicines Corporation (“Blueprint”) and Oncopia Therapeutics, Inc. d/b/a Proteovant Therapeutics, Inc. (“Proteovant”) amends that certain Collaboration and License Agreement, dated February 26, 2022 by and between Blueprint and Proteovant (the “Agreement”).  Blueprint and the Proteovant are each referred to herein as a “Party” and, collectively, as the “Parties.” Capitalized terms used and not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.

Recitals

WHEREAS, pursuant to the Agreement, the Parties developed a Research Plan for each of the Initial Target Programs;

WHEREAS, the Parties desire to extend the time period within which to [***] the [***] Target Program in accordance with the Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.Solely with respect to the [***] Target Program, the [***] time period defined in [***] of the Agreement within which to [***] such Target Program shall be extended by [***] to [***], which date was [***]. For clarity, the foregoing date shall be [***].

2.From the Effective Date through [***], [***] the [***] Target Program Research Plan.

3.This Amendment shall be effective as of the Amendment Effective Date. On and after the Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each similar reference in the other documents entered into in connection with the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

4.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Amendment Effective Date.

BLUEPRINT MEDICINES CORPORATION

By:	/s/ Percy Carter
Name:	Percy Carter
Title:	Chief Scientific Officer

ONCOPIA THERAPEUTICS, INC.

By:	/s/ Ruby Holder
Name:	Ruby Holder
Title:	Chief Strategy Officer